Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of September 30, 2013, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,000,438 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 14 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-3

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,432,309,045
Aggregate Outstanding Principal Balance – Treasury Bill	$228,059,651
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.92%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,204,249,395
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.08%
Number of Borrowers	51,209
Average Outstanding Principal Balance Per Borrower	$27,970
Number of Loans	86,202
Average Outstanding Principal Balance Per Loan – Treasury Bill	$23,916
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,708
Weighted Average Remaining Term to Scheduled Maturity	209 months
Weighted Average Annual Interest Rate	4.53%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	19,452	$273,251,634	19.1%
3.01% to 3.50%	20,354	288,956,048	20.2
3.51% to 4.00%	16,174	269,839,511	18.8
4.01% to 4.50%	16,446	256,048,557	17.9
4.51% to 5.00%	1,308	30,501,074	2.1
5.01% to 5.50%	738	,18,481,860	1.3
5.51% to 6.00%	670	17,806,911	1.2
6.01% to 6.50%	594	16,383,127	1.1
6.51% to 7.00%	689	16,633,890	1.2
7.01% to 7.50%	835	18,884,254	1.3
7.51% to 8.00%	3,439	77,969,121	5.4
8.01% to 8.50%	2,069	47,754,815	3.3
Equal to or greater than 8.51%	3,434	99,798,244	7.0

Total	86,808	$1,432,309,045	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	6,189	$18,656,356	1.3%
$ 5,000.00-$ 9,999.99	10,205	73,310,595	5.1
$10,000.00-$14,999.99	7,273	91,310,202	6.4
$15,000.00-$19,999.99	5,682	98,518,563	6.9
$20,000.00-$24,999.99	3,981	88,941,632	6.2
$25,000.00-$29,999.99	3,028	82,893,736	5.8
$30,000.00-$34,999.99	2,436	79,000,312	5.5
$35,000.00-$39,999.99	1,945	72,686,084	5.1
$40,000.00-$44,999.99	1,449	61,470,619	4.3
$45,000.00-$49,999.99	1,275	60,518,414	4.2
$50,000.00-$54,999.99	1,099	57,593,073	4.0
$55,000.00-$59,999.99	889	51,106,670	3.6
$60,000.00-$64,999.99	701	43,827,015	3.1
$65,000.00-$69,999.99	623	41,972,420	2.9
$70,000.00-$74,999.99	530	38,392,078	2.7
$75,000.00-$79,999.99	436	33,714,045	2.4
$80,000.00-$84,999.99	378	31,174,301	2.2
$85,000.00-$89,999.99	319	27,862,943	1.9
$90,000.00-$94,999.99	302	27,911,469	1.9
$95,000.00-$99,999.99	275	26,790,298	1.9
$100,000.00 and above	2,194	324,658,221	22.7

Total	51,209	$1,432,309,045	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	80,000	$1,292,033,918	90.2%
31-60 days	2,101	40,043,503	2.8
61-90 days	1,295	29,780,506	2.1
91-120 days	658	15,498,235	1.1
121-150 days	519	13,513,580	0.9
151-180 days	448	12,131,057	0.8
181-210 days	312	7,695,476	0.5
Greater than 210 days	869	21,612,771	1.5

Total	86,202	$1,432,309,045	100.0%

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	102	$77,240	*
4 to12	429	529,773	*
13 to 24	690	2,078,398	0.1%
25 to 36	2,132	5,590,214	0.4
37 to 48	1,289	7,111,412	0.5
49 to 60	1,108	8,509,445	0.6
61 to 72	12,413	51,021,225	3.6
73 to 84	3,739	22,836,069	1.6
85 to 96	3,003	22,416,613	1.6
97 to 108	2,495	23,077,275	1.6
109 to 120	2,028	24,825,553	1.7
121 to 132	13,928	149,069,879	10.4
133 to 144	4,760	73,515,833	5.1
145 to 156	3,390	49,870,035	3.5
157 to 168	2,342	36,883,528	2.6
169 to 180	2,271	37,962,230	2.7
181 to 192	7,432	124,717,283	8.7
193 to 204	2,588	51,203,728	3.6
205 to 216	1,845	40,309,843	2.8
217 to 228	1,555	35,456,732	2.5
229 to 240	1,707	41,744,597	2.9
241 to 252	5,692	181,574,205	12.7
253 to 264	1,847	63,795,656	4.5
265 to 276	1,402	54,566,608	3.8
277 to 288	1,354	63,662,713	4.4
289 to 300	1,310	59,329,125	4.1
301 to 312	1,144	59,133,301	4.1
313 to 324	556	33,323,636	2.3
325 to 336	407	23,794,536	1.7
337 to 348	323	19,479,524	1.4
349 to 360	545	38,056,943	2.7
361 and above	376	26,785,893	1.9

Total	86,202	$1,432,309,045	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	5,863	$117,635,698	8.2%
Forbearance	4,293	104,861,003	7.3
Repayment
First year in repayment	2,155	70,140,759	4.9
Second year in repayment	1,591	47,310,467	3.3
Third year in repayment	2,045	52,981,516	3.7
More than 3 years in repayment	70,255	1,039,379,603	72.6

Total	86,202	$1,432,309,045	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 87.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-3

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.1	-	238.4
Forbearance	-	5.1	240.8
Repayment	-	-	202.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $117,635,698 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $50,957,151 or approximately 43.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-3

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	657	$11,598,739	0.8%
Alaska	144	2,908,832	0.2
Arizona	2,014	35,008,492	2.4
Arkansas	427	7,477,443	0.5
California	8,950	166,972,426	11.7
Colorado	1,454	21,708,079	1.5
Connecticut	1,544	21,985,521	1.5
Delaware	224	3,906,949	0.3
District of Columbia	486	8,637,102	0.6
Florida	5,598	104,770,375	7.3
Georgia	2,501	50,035,389	3.5
Hawaii	344	5,228,104	0.4
Idaho	229	5,314,126	0.4
Illinois	4,160	63,122,117	4.4
Indiana	3,405	45,739,338	3.2
Iowa	385	6,178,490	0.4
Kansas	1,919	26,264,095	1.8
Kentucky	603	9,067,817	0.6
Louisiana	2,652	47,691,362	3.3
Maine	242	3,764,689	0.3
Maryland	2,507	41,761,099	2.9
Massachusetts	3,969	54,997,282	3.8
Michigan	1,414	26,855,170	1.9
Minnesota	1,069	16,891,313	1.2
Mississippi	914	16,462,174	1.1
Missouri	1,884	30,151,780	2.1
Montana	109	1,596,675	0.1
Nebraska	156	2,092,855	0.1
Nevada	487	8,995,026	0.6
New Hampshire	498	6,765,352	0.5
New Jersey	2,095	36,313,059	2.5
New Mexico	261	5,082,914	0.4
New York	5,888	100,892,700	7.0
North Carolina	1,884	31,721,285	2.2
North Dakota	61	852,042	0.1
Ohio	2,896	47,395,342	3.3
Oklahoma	1,542	25,000,022	1.7
Oregon	1,094	17,721,742	1.2
Pennsylvania	3,686	53,113,668	3.7
Rhode Island	245	3,872,640	0.3
South Carolina	791	14,708,209	1.0
South Dakota	63	1,210,963	0.1
Tennessee	1,238	21,233,312	1.5
Texas	5,864	99,205,626	6.9
Utah	252	5,401,968	0.4
Vermont	111	1,767,777	0.1
Virginia	2,752	40,775,941	2.8
Washington	2,207	32,552,740	2.3
West Virginia	519	6,610,926	0.5
Wisconsin	810	11,992,035	0.8
Wyoming	61	1,066,991	0.1
Other	937	19,868,930	1.4

Total	86,202	$1,432,309,045	100.0%

2004-3

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-3

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	50,672	$677,270,421	47.3%
Other Repayment Options(1)	35,530	755,038,624	52.7

Total	86,202	$1,432,309,045	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 3,089 loans with an aggregate outstanding principal balance of $103,051,351 currently in an interest-only period.  These interest-only loans represent approximately 7.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	41,966	$603,027,213	42.1%
Unsubsidized	44,236	829,281,832	57.9

Total	86,202	$1,432,309,045	100.0%

2004-3

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	663	$14,347,223	1.0%
October 1, 1993 through June 30, 2006	85,539	1,417,961,822	99.0
July 1, 2006 and later	0	0	0.0

Total	86,202	$1,432,309,045	100.0%

2004-3

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	5,190	$66,698,007	4.7%
College Assist	66	1,429,741	0.1
Educational Credit Management Corporation	1,052	22,903,122	1.6
Florida Office of Student Financial Assistance	1,289	15,364,579	1.1
Great Lakes Higher Education Corporation	785	18,139,974	1.3
Illinois Student Assistance Commission	3,423	47,809,295	3.3
Kentucky Higher Education Assistance Authority	178	2,944,912	0.2
Louisiana Office Of Student Financial Assistance	813	11,241,669	0.8
Michigan Guaranty Agency	648	9,576,494	0.7
Montana Guaranteed Student Loan Program	6	128,282	*
Nebraska National Student Loan Program	2	28,580	*
New Jersey Higher Education Student Assistance Authority	3,164	39,192,728	2.7
New York State Higher Education Services Corporation	6,095	92,062,615	6.4
Northwest Education Loan Association	438	8,598,794	0.6
Oklahoma Guaranteed Student Loan Program	1,529	23,577,788	1.6
Pennsylvania Higher Education Assistance Agency	9,517	134,327,984	9.4
Student Loan Guarantee Foundation of Arkansas	191	3,188,116	0.2
Tennessee Student Assistance Corporation	654	10,595,461	0.7
Texas Guaranteed Student Loan Corporation	6,225	98,714,111	6.9
United Student Aid Funds, Inc.	44,937	825,786,792	57.7

Total	86,202	$1,432,309,045	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2004-3

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

2004-3

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2012, USA Funds held net assets on behalf of the federal reserve fund of approximately $235 million. Through September 30, 2012, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $66.5 billion.  Also, as of September 30, 2012, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $235 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years for which information is available was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	0.33%	0.38%	0.40%	0.39%	0.35%

2004-3

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years for which information is available, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	$17,202	$20,067	$7,705	N/A	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	45.60%	36.19%	32.90%	32.17%	31.82%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	2.07%	1.92%	1.69%	1.69%	1.58%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years for which information is available, the “loss rate” was as follows: 2012 – 4.76 percent; 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2004-3